Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: March 2012

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.

Cash disbursements journals		Yes	Summary document only

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	No		Yes

Copies of IRS Form 6123 or payment receipt		No		Yes

Copies of tax returns filed during reporting period		No		Yes

Summary of Unpaid Post-petition Debts	MOR-4	Yes

Listing of aged accounts payable	MOR-4	Yes	Summary document only

Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only

Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman	April 30, 2012
Signature of Authorized Individual*	Date

Andrew Hinkelman	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended March 31, 2012 include activity through week ended April 1, 2012.

TMI - United States	Actuals 2/27/2012 - 4/1/2012	Budget 2/27/2012 - 4/1/2012	Variance 2/27/2012 - 4/1/2012	Actuals Case to Date
Beginning Cash Balance	$3,756,444	$1,600,000	$2,156,444	$977,445

Inflows
Trade Receivable	$26,126	$—	$26,126	$1,082,519
Other Inflows	101,923	—	101,923	121,199

Total Inflows	$128,049	$—	$128,049	$1,203,719

Outflows
Payroll	$(3,303,936)	$(3,443,144)	$139,208	$(6,739,986)
Severance	—	—	—	—
Rent	(382,228)	(299,286)	(82,943)	(578,057)
Accounts Payable	(270,500)	(270,500)	—	(813,500)
Professional Fees	(212,654)	(1,065,896)	853,242	(384,599)
Other Expenses	(1,381,582)	(2,003,840)	622,258	(2,831,429)

Total Outflows	$(5,550,901)	$(7,082,666)	$1,531,766	$(11,347,571)

Restructuring Outflows
Professional and Advisory Fees	$(73,340)	$(84,000)	$10,660	$(73,340)
Critical Vendor Catch-up	—	—	—	—

Total Outflows	$(73,340)	$(84,000)	$10,660	$(73,340)
IC Transfers / Adjustments	$3,000,000	$7,166,666	$(4,166,666)	$10,500,000

Net Change in Cash	(2,496,192)	(0)	(2,496,191)	282,807

Ending Cash Balance	$1,260,252	$1,600,000	$(339,747)	$1,260,252

2	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

TMFE - Cayman Islands	Actuals 2/27/2012 - 4/1/2012	Budget 2/27/2012 - 4/1/2012	Variance 2/27/2012 - 4/1/2012	Actuals Case to Date
Beginning Cash Balance	$6,695,928	$5,018,646	$1,677,283	$14,659,170

Inflows
Trade Receivable	$—	$—	$—	$—
Other Inflows	1,503,140	7,500,000	(5,996,860)	10,004,052

Total Inflows	$1,503,140	$7,500,000	$(5,996,860)	$10,004,052

Outflows
Accounts Payable	$(24,978,029)	$(22,826,107)	$(2,151,923)	$(43,395,600)
Other Expenses	(163,527)	—	(163,527)	(15,235)
Interest Pmt & Capital Charge	—	(400,000)	400,000	—

Total Outflows	$(25,141,556)	$(23,226,107)	$(1,915,449)	$(43,410,834)

Restructuring Outflows
Professional and Advisory Fees	$(70,687)	$(60,000)	(10,687)	$(70,687)
Critical Vendor Catch-up	—	—	—	—

Total Outflows	$(70,687)	$(60,000)	$(10,687)	$(70,687)

IC Transfers / Adjustments[1]	$22,314,386	$21,074,391	$1,239,995	$24,119,510

Net Change in Cash	(1,394,717)	5,288,284	(6,683,001)	(9,357,959)

Ending Cash Balance	$5,301,211	$10,306,930	$(5,005,718)	$5,301,211

PERIOD DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	TMFE	TMI	TOTAL
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$25,141,556	$5,659,006	$30,800,562
Less: Transfers To Debtor In Possession Accounts	—	—	—
Plus: Transfers To Non-Debtor Subsidiaries	4,612,487	—	4,612,487
Plus: Estate Disbursements Made By Outside Sources	—	—	—

Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$29,754,043	$5,659,006	$35,413,049

[1]	Note cumulative amount represents gross transfers out of $4,612,487 offset by transfers into TMFE of $26,926,873.

3	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
PriceWaterhouseCoopers	1/4/12 - 1/31/12	91,468.45	TMI	71495	3/27/2012	72,511.55	828.45	72,511.55	828.45
Solomon Harris	2/20/12 - 2/29/12	11,048.50	TMFE	5648073	3/22/2012	10,898.50	150.00	10,898.50	150.00
Zolfo Cooper	2/1/12 - 2/29/12	59,638.25	TMFE	5634859	3/27/2012	56,262.50	3,375.75	56,262.50	3,375.75

4	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$—
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	15,232
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	1,362,006
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(122,281)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	5,296

Total			$1,260,253

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	824,668
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	5,055
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	255,412
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Checkling AC	xxx-xxxx3970	96,080
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Money Plus	xxx-xxx3709	4,120,505
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—

Total			$5,301,720

[1]	Schedule reflects book balance at each Debtor as of April 1, 2012.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above.

/s/ Andrew Hinkelman	April 30, 2012
Andrew Hinkelman	Date
Chief Restructuring Officer

5	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
	March 2012	Cumulative Filing to Date	March 2012	Cumulative Filing to Date
Gross Revenue
Third Party	$230,556	$825,000	$633,265	$1,107,697
Affiliates	15,255,612	33,505,553	5,618,217	15,570,914

Net Revenues	$15,486,168	$34,330,554	$6,251,482	$16,678,611

Cost of Revenues
Third Party through TMHK	$11,624,070	$26,825,851	$836,059	$1,818,691
Affiliates	11,418,144	32,590,567	—	—

Total Cost of Revenues	$23,042,214	$59,416,418	$836,059	$1,818,691

Gross Profit	$(7,556,046)	$(25,085,864)	$5,415,423	$14,859,919

Research and development expenses	$2,836,786	$5,971,046	$2,467,114	$7,027,308
Selling, general and administrative expenses	353,834	356,908	259,380	4,662,625
Insider Compensation*	—	—	$92,925	$285,233
Restructuring Charges	—	—	—	(21,000)

Total operating expenses	3,190,620	6,327,953	2,819,419	11,954,167

Income (loss) from operations	$(10,746,666)	$(31,413,817)	$2,596,004	$2,905,752

Interest and other income (expense), net (see detail)	183,067	(214,621)	1,283	4,620

Income (loss) before income taxes	$(10,563,599)	$(31,628,438)	$2,597,287	$2,910,372

Provision for (benefit from) income taxes	—	129	(11,231)	(11,231)

Net Income (Loss) Before Reorganization Items	$(10,563,599)	$(31,628,567)	$2,608,518	$2,921,603

REORGANIZATION ITEMS
Professional Fees	$722,703	$722,703	$1,984,694	$5,241,169
U.S. Trustee Quarterly Fees	—	—	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses (see detail)	41,273	41,273	—	—

Total Reorganization Expenses	$763,976	$763,976	$1,984,694	$5,241,169

Net Profit (Loss)	$(11,327,575)	$(32,392,543)	$623,824	$(2,319,566)

BREAKDOWN OF “OTHER” CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	$—	$(32,910)	$—	$—
Unrealized Forex Gain/Loss	116,533	(122,614)	—	—
Other Income	113,346	138,659	1,282	(2,047)
Interest Expenses	(47,352)	(240,756)	—	—
Currency Remeasurement Adj.	—	41,490	—	—
Interest Earned	540	1,511	1	(6)

Total	$183,067	$(214,621)	$1,283	$(2,053)

*	Does not include payments made to insiders on account of trade payables. “Insider” is defined in 11 U.S.C. Section 101(31).

6	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at March 2012	Book Value on Petition Date	Book Value at March 2012	Book Value on Petition Date
ASSETS
Current assets
Cash and cash equivalents	$5,303,623	$14,033,731	$1,375,987	$1,254,662
Accounts receivable, net	31,388	1,000,000	698,488	1,314,661
Accounts receivable from related parties	13,982,768	1,996,988	234,787	234,787
Inventory	15,645,034	11,433,394	—	—
Note receivable from related party	20,882,000	20,884,003	—	—
Prepaid expenses and other current assets (see detail)	16,141,467	6,541,527	995,403	1,551,933

Total current assets	$71,986,279	$55,889,643	$3,304,665	$4,356,043

Property and equipment, net	$331,446	$391,732	$1,968,336	$2,327,797
Intangible Assets, net	36,165,227	43,913,014	—	—
Affiliates Receivable	37,773,450	43,295,725	101,638,263	95,861,080
Other Non-current Assets (see detail)	76,203,740	73,815,092	198,400,058	198,408,481

Total Assets	$222,460,142	$217,305,206	$305,311,322	$300,953,401

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$1,594,327	$—	$220,969	$—
Taxes Payable	—	—	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	—	—
Affiliates Payable	27,133,613	—	1,144,985	—
Amounts Due to Insiders*	1,889,437	—	—	—
Other Post-petition Liabilities (see detail)	29,456,603	—	6,923,039	—

TOTAL POST-PETITION LIABILITIES	$60,073,980	$—	$8,288,992	$—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt	2,822,983	—	24,587,377	24,009,745
Unsecured Debt	159,010,320	184,359,805	10,849,718	13,324,750

TOTAL PRE-PETITION LIABILITIES	$161,833,302	$184,359,805	$35,437,095	$37,334,495

TOTAL LIABILITIES	$221,907,282	$184,359,805	$43,726,087	$37,334,495

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(198,085)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	357,041,729	356,755,746
Retained Earnings – Pre-Petition	(138,770,438)	(138,770,438)	(92,938,842)	(92,938,842)
Retained Earnings – Post-petition	(32,392,541)	—	(2,319,567)	—

NET OWNER EQUITY	552,860	32,945,401	261,585,235	263,618,906

TOTAL LIABILITIES AND OWNERS EQUITY	$222,460,142	$217,305,206	$305,311,322	$300,953,401

*	“Insider” is defined in 11 U.S.C. Section 101(31).

7	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at March 2012	Book Value on Petition Date	Book Value at March 2012	Book Value on Petition Date
BREAKDOWN OF “OTHER” CATEGORIES

PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133	$301,133
Prepaid Income Taxes	—	—	(1,910,771)	(1,910,771)
Other Prepaid & Receivables	12,975,545	3,673,512	2,605,041	3,161,571
VAT Receivable	3,165,922	2,868,014	—	—

Total	$16,141,467	$6,541,527	$995,403	$1,551,933

OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,259	807,259		—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	20,054,097	17,665,449	524,931	533,355

	$76,203,740	$73,815,092	$198,400,058	$198,408,481

OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	$—	$—	$82,445	$—
Receipts Accrual	—	—	—	—
Accrued Professional Fees	—	—	4,453,827	—
Accrued Restructuring	—	—	543,236	—
Deferred Rent	—	—	818,837	—
Customer Prepaid	2,583,333	—	—	—
Accrued NRE	1,248,017	—	—	—
Accrued Royalties	944,689	—	—	—
Other Accrued Expenses	7,029,174	—	997,216	—
VAT Payable	224,932		—
Other Liabilities	—	—	27,477	—
Deferred Margin	17,426,458	—	—	—

Total	$29,456,603	$—	$6,923,039	$—

8	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of March 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of March 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman	April 30, 2012
Andrew Hinkelman	Date
Chief Restructuring Officer

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$120,914	$93,743	$1,944	$4,368	$—	$220,969
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	582,604	222,010	340,371	—	—	1,144,985
Amounts Due to Insiders*	—	—	—	—	—	—
Other Accrued Payable	6,923,039	—	—	—	—	6,923,039

Total Postpetition Debts	$7,626,557	$315,753	$342,314	$4,368	$—	$8,288,992

	Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$168,053	$1,426,275	$—	$—	$—	$1,594,327
Wages Payable	—	—	—	—	—	—
Taxes Payable	78,962	145,970	—	—	—	224,932
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	4,898,444	13,294,106	8,941,062	—	—	27,133,613
Amounts Due to Insiders*	1,563,976	325,461	—	—	—	1,889,437
Other Accrued Payable	22,690,795	6,270,520	270,356	—	—	29,231,671

Total Postpetition Debts	$29,400,230	$21,462,332	$9,211,418	$—	$—	$60,073,980

Explain how and when the Debtor intends to pay any past-due postpetition debts:

The past-due balance for taxes payable at TMFE remains unpaid pending completion of a German VAT audit.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

9	MOR-1

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: March 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$616,289	$2,022,301
+ Amounts billed during the period	6,251,482	15,486,168
- Amounts collected during the period	5,931,255	3,494,313

Total Accounts Receivable at the end of the reporting period	$936,516	$14,014,155

Accounts Receivable Aging
0 - 30 days old	$602,304	$13,988,843
31 - 60 days old	91,747	25,313
61 - 90 days old	7,678	—
91+ days old	238,725	—

Total Accounts Receivable	$940,454	$14,014,155
Amount considered uncollectible (Bad Debt)	3,938	—

Accounts Receivable (Net)	$936,516	$14,014,155

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

10	MOR-1